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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-12
Integrated Telecom Express, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held May 18, 2001

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Integrated Telecom Express, Inc. (the "Company"), a Delaware corporation, will be held on May 18, 2001 at 9:00 a.m., local time, at the Company's principal executive offices, located at 400 Race Street, San Jose, California 95126, for the following purposes:

1.
To elect three Class I directors to serve for three-year terms expiring upon the date of the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To approve the Company's 2001 Director Option Plan, under which 500,000 shares will be reserved for issuance;

3.
To approve an amendment to the Company's 2000 Stock Plan to increase the shares reserved for issuance thereunder by 1,600,000 shares.

4.
To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2001; and

5.
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on March 28, 2000 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

                      FOR THE BOARD OF DIRECTORS

                      Peter J. Courture
                       Secretary

San Jose, California
April 25, 2001

YOUR VOTE IS IMPORTANT

To assure your representation, you are requested to complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

DIRECTIONS TO INTEGRATED TELECOM EXPRESS, INC.'S
PRINCIPAL EXECUTIVE OFFICES

Integrated Telecom Express, Inc.
400 Race Street
San Jose, CA 95126

Directions from San Francisco Airport

Exit South on 101, then proceed South on 85 and South on 280.

Take the second Meridian exit North off 280, cross 280 and turn right at Auzerais Avenue.

Cross Race Street and turn right into parking lot.

Directions from San Jose Airport

From Terminal A or B of the airport, exit onto Guadalupe Parkway, which becomes CA-87.

Proceed South on CA-87 toward San Jose. Take the 280 North off ramp and exit at Race Street.

Proceed North on Race Street to the corner of Auzurais and Race.

ITeX is on the corner on the right side.

PROXY STATEMENT FOR 2001
ANNUAL MEETING OF STOCKHOLDERS

    The enclosed Proxy is solicited on behalf of the Board of Directors of Integrated Telecom Express, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 18, 2001 at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices, located at 400 Race Street, San Jose, California 95126. The Company's telephone number at its principal executive offices is (408) 792-0797.

    These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended December 31, 2000 were mailed on or about April 25, 2000 to all stockholders entitled to vote at the meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Voting Securities

    Stockholders of record at the close of business on March 28, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 42,773,446 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the Company's principal executive offices a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The mere attendance at the Annual Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment.

Voting and Solicitation

    Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made therein. Where no specifications are given, such proxies will be voted as the management of the Company may propose. The Company does not expect that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

    The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services. Further, the Company has retained Corporate Investor Communications, Inc., to assist in the solicitation of proxies at an estimated fee of $8,000, plus the reimbursement of reasonable out-of-pocket expenses.

Quorum; Abstentions; Broker Non-votes

    The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the record date. Shares that are voted "FOR", "AGAINST" or "WITHHOLD AUTHORITY" with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against the proposal. Broker non-votes (i.e., the votes of shares held of record by brokers to which the beneficial owners have given no voting directions or discretionary authority) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

Deadlines for Submission of Stockholder Proposals for 2002 Annual Meeting

    Stockholders of the Company may submit proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Secretary of the Company in a timely manner. The Company currently intends to hold its 2002 Annual Meeting of Stockholders in May 2002 and to mail proxy statements relating to such meeting in April 2002. In order to be included in the Company's proxy materials for the 2002 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 26, 2001, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    In addition, the Company's Bylaws establish an advance notice procedure with regard to stockholder nominations for the election of directors or for stockholder proposals that are not eligible for inclusion in the Company's proxy materials under Rule 14a-8 of the Exchange Act. For such nominations or proposals to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company no later than December 26, 2001, which notice must contain specified information concerning the nominee or the proposal. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to the Secretary of the Company. All notices of nominations or proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Integrated Telecom Express, Inc., 400 Race Street, San Jose, California 95126, Attention: Corporate Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees

    The authorized number of directors is currently established at eight. The Company's Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three-year terms. Currently there are three directors in each of Class I and Class III and two directors in Class II. Each of the Class II directors will hold office until the date of the 2002 Annual Meeting of Stockholders or until his successor has been duly elected and qualified and each of the Class III directors will hold office until the date of the 2003 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. The three Class I directors are to be elected at this Annual Meeting.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, each of whom is currently a director of the Company. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. The Company does not believe that any nominee listed below will be unable or unwilling to serve as a director.

    The names of the three Class I nominees for director and certain information about each of them are set forth below. The names of, and certain information about, the current Class II and Class III directors with unexpired terms are also set forth below. All information is as of the Record Date.

Name	Age	Principal Occupation	Director Since
Nominees for Class I Directors:
John Cioffi	44	Professor of Electrical Engineering, Stanford University	1999
David Lam	58	Chairman of the David Lam Group	1999
Sena Reddy	52	Chief Operating Officer of Velio Communications Inc.	2000
Continuing Class II Directors:
Young Way Liu	45	Vice Chairman of the Board of Directors of the Company	1995
Michael Callahan	65	Retired	2000
Continuing Class III Directors:
Daniel (Wen Chi) Chen	47	Chairman of the Board of Directors and Interim Chief Executive Officer of the Company	1995
Peter J. Courture	46	General Counsel of United Microelectronics Corporation and Secretary of the Company	1995
Terry Gou	50	Chairman of Hon Hai Precision Industries Co., Ltd.	1995

    Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

    John Cioffi has served as a director since December 1999. Dr. Cioffi has been a professor of electrical engineering at Stanford University since January 1986. From March 1998 to November 1999, Dr. Cioffi was an electrical engineer for Texas Instruments Incorporated. From July 1991 to March 1998, Dr. Cioffi was a founder, Chief Technical Officer, and director of Amati Communications Corporation, a manufacturer of DSL components and equipment that has since been acquired by Texas Instruments. Dr. Cioffi received a B.S. in Electrical Engineering from Illinois University and an M.S. and Ph.D. in Electrical Engineering from Stanford University. Dr. Cioffi is currently a director of Marvell Technology Group, Ltd.

    David Lam has served as a director since June 1999. From 1989 to the present, Dr. Lam has been the Chairman of the David Lam Group, a management consulting firm. From April 1997 to March 1998, Dr. Lam was the Chief Executive Officer of Caliper Technologies, Corp., a biotech laboratory equipment company specializing in laboratory-on-a-chip technology. From November 1992 to

October 1996, Dr. Lam was the Chief Executive Officer of Expert Edge Corporation, a privately-held software developer. Dr. Lam received a B.A.Sc. in Engineering Physics from the University of Toronto and an M.S. and Sc.D. in Chemical Engineering from the Massachusetts Institute of Technology. Dr. Lam is currently a director of Ingenuus Corporation.

    Sena Reddy has served as a director since November 2000. From May 2000 to the present, Mr. Reddy has been the Chief Operating Officer of Velio Communications Inc., a privately-held optical network components supplier. From January 1997 to May 2000, Mr. Reddy was an Executive Vice President of Operations for MMC Networks, a network processor company that has since been acquired by Applied Micro Circuits Corporation. From October 1985 to January 1997, Mr. Reddy was a Senior Vice President of World-Wide Operations of Cirrus Logic Inc., a leading supplier of peripheral products for personal computers. Mr. Reddy received an M.S. in Electrical Engineering from Oklahoma State University.

    Daniel (Wen Chi) Chen is a co-founder and has served as a director since May 1995. Mr. Chen has served as Chairman of the Board of Directors since February 1998 and as Interim Chief Executive Officer since February 2001. Mr. Chen served as President and Chief Executive Officer from May 1995 to April 1998. From February 1995 to April 1996, Mr. Chen was Vice President of the Computer and Communication division of United Microelectronics Corporation, a semiconductor manufacturing company and a principal stockholder of the Company. Mr. Chen received a B.S. in Electrical Engineering from Tamkang University.

    Young Way Liu is a co-founder and has served as a director since 1995. Mr. Liu has served as Vice Chairman of the Board of Directors since June 1999. From June 1999 to January 2001, Mr. Liu served as Chief Technology Officer. From April 1998 to June 1999, Mr. Liu was President and Chief Executive Officer. From April 1996 to April 1998, Mr. Liu was Senior Vice President. From May 1995 to April 1996, Mr. Liu was Vice President and Chief Financial Officer. Mr. Liu received a B.S. in Electrophysics from National Chiao-Tung University in Hsin-Chu, Taiwan and an M.S. in Computer Engineering from the University of Southern California.

    Terry Gou is a co-founder and has served as a director since October 1995. Since January 1985, Mr. Gou has been the Chairman of Hon Hai Precision Industries Co., Ltd., a manufacturer of personal computer connectors and components. Creative Group, Ltd., a principal stockholder of the Company, is a subsidiary of Hon Hai Precision Industries Co., Ltd. Mr. Gou received a B.S. in Shipping Management from the China College of Marine Technology and Commerce.

    Peter J. Courture is a co-founder and has served as the Secretary and a director since May 1995. Since 1993, Mr. Courture has held the position of General Counsel for United Microelectronics Corporation, one of the Company's principal stockholders. Mr. Courture is also the sole shareholder of Law+, a provider of legal services to the Company. Mr. Courture received a B.A. in Economics from Yale University and a J.D. from Stanford Law School.

    Michael Callahan has served as a director since November 2000. Mr. Callahan has been retired since September 2000. Mr. Callahan was Chairman, President, and Chief Executive Officer of Waferscale Integration Inc., a programmable system devices company, from March 1990 until it was acquired by STMicroelectronics in September 2000. Mr. Callahan received a B.S. in Electrical Engineering from Massachusetts Institute of Technology. Mr. Callahan currently serves on the Board of Directors of Quicklogic Inc.

Board Meetings and Committees

    The Board of Directors of the Company held a total of 13 meetings during fiscal 2000. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as "Appendix A—Charter of the Audit Committee of the Board of Directors." The Board of Directors has no nominating committee or any committee performing similar functions.

    The Audit Committee of the Board of Directors, which was formed in May 2000, currently consists of Mr. Callahan and Drs. Cioffi and Lam. The Audit Committee held one meeting during the last fiscal year. Mr. Gou was a member of the Audit Committee until he was replaced by Mr. Callahan in November 2000. The Audit Committee reviews our internal accounting procedures, consults with and reviews the services provided by our independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The current members of the Audit Committee are independent as that term is defined in the National Association of Securities Dealers' listing standards.

    The Compensation Committee of the Board of Directors, which was formed in May 2000, currently consists of Messrs. Gou, Courture, Reddy and Dr. Lam. The Compensation Committee met for the first time in February 2001. The Compensation Committee reviews and recommends to the Board of Directors the salaries, incentive compensation and benefits of our officers and employees, and oversees the administration of our stock plans and employee benefit plans.

    During the last fiscal year, Terry Gou attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors held during the period he served as a director and the total number of meetings of the Audit Committee during the period he served on the Audit Committee. In addition, during the last fiscal year, Sena Reddy attended fewer than 75 percent of the total number of meetings of the Board of Directors held during the period he served as a director.

Compensation of Directors

    The Company's directors received no cash compensation in 2000 for their service on the Board of Directors or any committee thereof. The Company's employees do not receive any compensation for serving on the Board of Directors or on any committees thereof. However, Daniel (Wen Chi) Chen, the Chairman of our Board of Directors, received compensation from the Company for services he provided to the Company as an employee. During the last fiscal year, Mr. Chen received $78,375 in salary and earned $156,000 in bonuses. The Company paid the bonuses to Mr. Chen after December 31, 2000. In addition, during the last fiscal year Mr. Chen was granted options to purchase 250,000 shares of Common Stock under the 1996 Stock Option Plan at an exercise price of $4.00 per share and restricted stock purchase rights for 100,000 shares under the 2000 Restricted Stock Plan at a purchase price of $4.00 per share. Finally, Mr. Chen received health insurance worth $3,814 during the last fiscal year.

    During the last fiscal year, certain non-employee directors received options to purchase common stock under the 1996 Stock Option Plan or the 2000 Stock Option Plan. The options have a term of six years from the vesting commencement date and a vesting schedule as follows: 20 percent of the shares subject to each option vest on the first anniversary of the vesting commencement date; 2 1/12 percent of the shares subject to each option vest at the end of each of the 13th through 24th months following the vesting commencement date; 2 1/2 percent of the shares subject to each option vest at the end of each of the 25th through 36th months following the vesting commencement date; and 2 1/12 percent of the shares subject to each option vest at the end of each of the 37th through 48th months following the vesting commencement date.

    The following table sets forth the number of options to purchase Common Stock that the Company granted to non-employee directors during the last fiscal year.

Option Grants to Non-Employee Directors During Fiscal Year Ended December 31, 2000

Name	Date of Grant	Aggregate Number of Options	Exercise Price Per Share
John Cioffi	1/27/00	100,000	3.00
Peter J. Courture	5/10/00	50,000	4.00
Michael Callahan	11/10/00	100,000	13.38
Sena Reddy	11/10/00	100,000	13.38

    In January 2001, the Board of Directors adopted the 2001 Director Option Plan, subject to stockholder approval, which would provide for automatic and non-discretionary grants to non-employee directors. See "Proposal 2—Approval of 2001 Director Option Plan."

Vote Required

    The three nominees receiving the highest number of votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

The Company's Board of Directors unanimously recommends voting "for" the nominees set forth herein.

PROPOSAL 2—APPROVAL OF 2001 DIRECTOR OPTION PLAN

    In April 2001, the Board of Directors, subject to stockholder approval, adopted the Company's 2001 Director Option Plan (the "2001 Director Plan"), under which 500,000 shares of Common Stock will be reserved for issuance. The amount of shares reserved for issuance under the 2001 Director Plan represents less than 1.2% of the Company's outstanding stock as of the Record Date of the Annual Meeting.

    Only those directors who are not employees of the Company ("Outside Directors") will receive stock option grants under the 2001 Director Option Plan. All grants under the 2001 Director Option Plan are automatic and nondiscretionary. Each Outside Director shall be automatically granted an option to purchase 40,000 shares of Common Stock (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy or newly created directorship; provided, however, that an employee director of the Company who ceases to be an employee but who remains a director shall not receive a First Option. At such time as an Outside Director's First Option is fully vested, the Outside Director shall be automatically granted an option to purchase 10,000 shares of Common Stock (a "Subsequent Option") on May 31st of each year provided he or she is then an Outside Director. In the event an Outside Director does not receive a First Option due to previously serving as an employee Director or due to serving as an Outside Director prior to the effective date of the 2001 Director Plan, such Outsider Director shall receive a Subsequent Option on May 31st of each year that he or she is an Outside Director.

    Under the terms of the 2001 Director Plan, the exercise price of each option granted is the fair market value (as defined in the plan) of the Common Stock on the date of grant. Such options have terms of 10 years, but terminate earlier if the individual ceases to serve as a director. The First Option grants vest as follows: 34% of shares subject to the First Option vest on the first anniversary of its date of grant and 33% of shares subject to the First Option vest on each of the next two anniversaries of its date of grant. The Subsequent Option grants vest as follows: 100% of the shares subject to the Subsequent Option vest on the anniversary of its date of grant. The 2001 Director Plan further provides that an Outside Director's outstanding options granted under the 2001 Director Plan may become fully vested if certain conditions are met.

    There are currently seven Outside Directors who are eligible to participate under the 2001 Director Plan. Any current Outside Director who continues to serve as an Outside Director as of May 31, 2001, will receive an option to purchase 10,000 shares of Common Stock on that date. Except for those options granted pursuant to the 2001 Director Plan, the Company does not intend to grant any options or stock purchase rights to Outside Directors.

    The Company's Common Stock is currently traded on the Nasdaq National Market, and the sales price for our Common Stock for the last trade before market close on April 20, 2001 was reported by the National Association of Securities Dealers, Inc. as $2.92.

    The Company believes that the 2001 Director Plan will facilitate attracting highly qualified directors, permit equity participation in the Company by the non-employee directors of the Company as consideration for their service on the Board of Directors and provide directors with an equity incentive associated with the success of the Company's business.

    For a description of the principal features of the Plan, see "Appendix B—Description of the Integrated Telecom Express, Inc. 2001 Director Option Plan."

    The following table sets forth information with respect to options to purchase Common Stock that the Company expects to grant in the current fiscal year under the 2001 Director Option Plan.

New Plan Benefits(1)

Name or Identity of Group	Options to be Granted During Fiscal 2001(2)
Young Way Liu(3)	10,000
Terry Gou	10,000
Peter J. Courture	10,000
David Lam	10,000
John Cioffi	10,000
Michael Callahan	10,000
Sena Reddy	10,000
Non-Executive Director Group (7 persons)	70,000

(1)
Executive officers and employees of the Company are not eligible to receive grants under the 2001 Director Plan.

(2)
The exercise price for all grants will be the fair market value (as defined in the plan) of the Company's common stock on May 31, 2001. The Company does not expect to appoint any Outside Directors within the current fiscal year. However, any Outside Directors appointed or elected to fill a vacancy or newly created directorship will receive an option to purchase 40,000 shares of Common Stock upon appointment at the fair market value of the Company's Common Stock on such date.

(3)
Young Way Liu served as Chief Technology Officer during the Company's last fiscal year. He resigned his employment with the Company in January 2001 and will serve as a non-employee director during the current fiscal year.

Vote Required

    The affirmative vote of a majority of the Votes Cast will be required to approve the 2001 Director Plan.

    The Company's Board of Directors unanimously recommends voting "for" the approval of the 2001 Director Option Plan, under which 500,000 shares will be reserved for issuance.

PROPOSAL 3—AMENDMENT TO THE 2000 STOCK PLAN

    The Company is seeking stockholder approval of an amendment to the Company's 2000 Stock Plan (the "2000 Plan") that would increase the number of shares issuable under the 2000 Plan by 1,600,000 shares.

    The 2000 Plan was adopted by the Board of Directors in May 2000 and approved by the Company's stockholders in August 2000. The 2000 Plan provides for the grant of incentive stock options to our employees and non-statutory stock options and stock purchase rights to our employees, directors and consultants. A total of 2,500,000 shares of Common Stock were initially reserved for issuance under the 2000 Plan. In addition, the number of shares reserved for issuance under the 2000 Plan will increase annually on the first day of the Company's fiscal year, by an amount equal to the lesser of: 2,500,000 shares, 4% of the outstanding shares of the Company's Common Stock as of the first day of the calendar year or such lesser amount as the Board of Directors may determine. In January 2001, the number of shares reserved for issuance under the 2000 Plan increased by 1,708,345 shares, which represented 4% of the outstanding shares of the Company's common stock as of January 1, 2001. Accordingly, before giving effect to the proposed amendment, an aggregate amount of 4,208,345 shares have been reserved for issuance under the 2000 Plan.

    In April 2001, the Board of Directors approved an increase of 1,600,000 shares issuable under the 2000 Plan, which, if approved by stockholders, would increase the total number of shares available under the 2000 Plan to 5,808,345 shares. The proposed increase represents less than 3.75% of the Company's outstanding Common Stock as of the Record Date.

    As of April 20, 2001, before giving effect to the proposed amendment, options to purchase 3,215,614 shares of the Company's Common Stock were outstanding under the 2000 Plan and 992,731 shares remained available for future option grants under the 2000 Plan. None of the options to purchase shares of the Company's common stock under the 2000 Plan have been exercised.

    The Company's Common Stock is currently traded on the Nasdaq National Market, and the sales price for our Common Stock for the last trade before market close on April 20, 2001 was reported by the National Association of Securities Dealers, Inc. as $2.92.

    For a description of the principal features of the 2000 Plan, see "Appendix C—Description of the Integrated Telecom Express, Inc. 2000 Stock Plan (Including Proposed Amendment)."

Purpose and Effect of Amendments

    The purpose of the proposed amendment to the 2000 Plan is to increase the number of shares available for issuance under the 2000 Plan. The Board believes that the proposed increase is in the best interests of the Company for several reasons. First, the Board of Directors believes that the Company's 2000 Plan is vital to retaining, motivating and rewarding employees, executive officers and consultants by providing them with equity participation in the Company relating directly to the financial performance and growth of the Company. Second, the Board of Directors believes that granting stock options to employees is an important contributor to aligning the incentives of the Company's employees with the interests of the Company's stockholders. Third, the increase in the number of shares reserved for issuance under the 2000 Plan will provide the Company with an adequate pool of options to compete effectively with other companies for existing and new employees. Competition for qualified employees in the technology market is extremely intense. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company. To this end, the Company expects to use the additional shares to grant additional options to its current employees. As many of these employees have options to purchase shares of the Company's Common Stock at exercise prices that exceed the current fair market value of the Company's Common Stock, the Company believes it is necessary to further incentivize these employees with additional grants.

Required Vote

    The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 2000 Stock Plan to increase the shares reserved for issuance thereunder by 1,600,000 shares.

    The Board of Directors unanimously recommends voting "for" the approval of the amendment to the 2000 Stock Plan.

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001, and recommends that the stockholders ratify this selection. Although stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants is not required by the Company's Bylaws or other applicable legal requirements, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. PricewaterhouseCoopers LLP has served as the Company's independent accountants since October 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

    PricewaterhouseCoopers LLP's fees for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ending December 31, 2000 and with the review of the Company's financial statements included in the Company's Form 10-Q filed September 30, 2000 were approximately $170,800, of which an aggregate amount of approximately $46,000 had been billed through December 31, 2000.

Financial Information Systems Design and Implementation Fees

    The Company did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

    PricewaterhouseCoopers LLP's fees for all other services rendered to the Company, including tax related services and services related to the Company's initial public offering, for the fiscal year ended December 31, 2000 totaled approximately $426,200.

Audit Committee Consideration of Non-Audit Fees

    The Audit Committee of the Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee believes that the provision of non-audit services is not incompatible with the independent audit services performed for the Company by PricewaterhouseCoopers LLP.

Vote Required

    The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

    The Company's Board of Directors unanimously recommends voting "for" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

Other Matters

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

EXECUTIVE COMPENSATION

Executive Compensation Tables

    The table below sets forth information for the two most recently completed fiscal years concerning the compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation			Long term compensation
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Other Annual Compen- sation($)	Securities Underlying Options(#)	All Other Compen- sation(2)
Richard H. Forte(3) President and Chief Executive Officer	2000 1999	289,192 114,000	450,000 44,677	— —	600,000 600,000	8,926 3,743
Ralph Cognac(4) Executive Vice President and Chief Marketing Officer	2000 1999	190,000 39,712	275,000 22,348	— —	400,000 —	13,246 236
Timothy A. Rogers Senior Vice President and Chief Financial Officer	2000 1999	185,000 145,673	130,000 23,608	— —	70,000 —	8,926 7,389
Brian Gillings(5) Senior Vice President, Corporate Strategy and Development	2000 1999	185,000 72,462	125,000 21,738	— —	75,000 225,000	8,926 3,116
Robert M. Gardner(6) Executive Vice President and Chief Operating Officer	2000 1999	215,000 53,462	85,000 16,038	— —	125,000 400,000	6,669 1,201

(1)
Includes bonuses earned during the fiscal year and paid in the subsequent year.

(2)
Consists of health insurance premiums paid by the Company.

(3)
Mr. Forte served as President and Chief Executive Officer from June 1999 to February 2001.

(4)
Mr. Cognac has served as Executive Vice President and Chief Marketing Officer since March 2000. From October 1999 to March 2000, Mr. Cognac served as Vice President of Worldwide Sales.

(5)
Mr. Gillings has served as Senior Vice President, Corporate Strategy and Product Planning since March 2001. From March 2000 to March 2001, he served as Senior Vice President, Corporate Strategy and Development. From July 1999 to March 2000, he served as Vice President of Marketing.

(6)
Mr. Gardner served as Executive Vice President and Chief Operating Officer from October 1999 to February 2001.

Option Grants

    The following table sets forth certain information with respect to stock option grants to the Named Executive Officers during the fiscal year ended December 31, 2000. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock. No stock appreciation rights were granted to the Named Executive Officers during the last fiscal year.

Option Grants in Last Fiscal Year

	Individual Grants (1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
		Percent of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Options Granted
			Exercise Or Base Price ($/share)
Name				Expiration Date(3)	5%	10%
Richard Forte	600,000	9.65%	4.00	01/01/06	$816,230	$1,851,746
Ralph Cognac	250,000 150,000	4.02 2.41	3.00 4.00	10/12/05 01/01/06	255,071 204,057	578,671 462,937
Timothy Rogers	70,000	1.12	4.00	01/01/06	95,227	216,037
Brian Gillings	75,000	1.21	4.00	01/01/06	102,029	231,468
Robert Gardner	125,000	2.01	4.00	01/01/06	170,048	385,781

(1)
Each of these options was granted pursuant to the Company's 1996 Stock Option Plan and is subject to the terms of that plan.

(2)
Based on a total of 6,215,028 shares subject to options granted to employees during 2000.

(3)
Options may terminate before their expiration date if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability.

(4)
Potential realizable values are computed by (a) multiplying the number of shares of Common Stock subject to a given option by the exercise price, (b) assuming that the aggregate stock value compounds at the annual 5 percent or 10 percent rate for the entire six-year term of the option, and (c) subtracting the exercise price. The potential realizable value is before taxes associated with exercise.

Option Exercises and Values

    The following table sets forth information for the Named Executive Officers relating to the number and value of securities underlying exercisable and unexercisable options they held at December 31, 2000. No stock appreciation rights were granted to the Named Executive Officers during the last fiscal year.

Fiscal Year End Option Exercises and Values

			Number of Securities Underlying Unexercised Options at December 31, 2000
					Value of Unexercised In-the-Money Options at December 31, 2000(1)
	Shares Acquired on Exercise
		Value Realized(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard Forte	100,000	$200,000	162,500	937,500	$289,250	$1,068,750
Ralph Cognac	—	—	60,417	339,583	107,542	454,458
Timothy Rogers	—	—	132,250	167,750	235,405	228,595
Brian Gillings	—	—	68,438	231,562	121,820	337,180
Robert Gardner	—	—	105,000	420,000	186,900	622,600

(1)
Calculated by determining the difference between the fair market value of the Company's Common Stock on the date of exercise or at December 29, 2000 ($4.78), as applicable, and the exercise price of such options, multiplied by the number of shares.

Employment Contracts and Severance and Change of Control Arrangements

    The Company has entered into certain employment contracts and severance and change of control arrangements with the Named Executive Officers.

    Richard Forte.  In June 1999, Richard Forte accepted the Company's offer of employment and signed an Employment, Confidentiality & Invention Assignment Agreement. The terms of Mr. Forte's employment were at will. Mr. Forte's starting base salary was $200,000 per year. In addition, Mr. Forte was granted options to purchase 500,000 shares of our common stock at a fair market price of $3.00 per share. Upon the closing of our initial public offering, Mr. Forte was paid a bonus in the amount of $150,000. There were no severance or change of control arrangements in Mr. Forte's employment agreement. Mr. Forte resigned his position as President and Chief Executive Officer of the Company in February 2001. The Company and Mr. Forte are currently finalizing the terms of a consulting agreement and separation arrangement, which the Company expects may provide certain rights relating to the vesting of Mr. Forte's options as well as continued compensation for his services as a consultant to the Company.

    Ralph Cognac.  In October 1999, Ralph Cognac accepted our offer of employment and signed an Employment, Confidentiality & Invention Assignment Agreement. The terms of Mr. Cognac's employment are at will. Mr. Cognac's starting base salary was $175,000 per year. In addition, Mr. Cognac was granted options to purchase 250,000 shares of our common stock at a fair market price of $3.00 per share. In addition, Mr. Cognac was granted the right to bonuses of cash and/or stock upon the achievement of certain financial and product design win milestones.

    Timothy Rogers.  In April 1998, Timothy Rogers accepted our offer of employment. In May 1998, Mr. Rogers signed an Employment, Confidentiality & Invention Assignment Agreement in connection with accepting employment with us. The terms of Mr. Rogers' employment are at will. Mr. Rogers' starting base salary was $135,000 per year. In addition, Mr. Rogers was granted options to purchase 230,000 shares of our common stock at a fair market price of $3.00 per share, of which the grant of options to purchase 50,000 shares was contingent upon the successful closing of the Series A Convertible Preferred Stock offering.

    Brian Gillings.  In July 1999, Brian Gillings accepted our offer of employment and signed an Employment, Confidentiality & Invention Assignment Agreement. The terms of Mr. Gillings' employment are at will. Mr. Gillings' starting base salary was $135,000 per year. In addition, Mr. Gillings was granted options to purchase 225,000 shares of our common stock at a fair market price of $3.00 per share.

    Robert Gardner.  In September 1999, Robert Gardner accepted our offer of employment and signed an Employment, Confidentiality & Invention Assignment Agreement. The terms of Mr. Gardner's employment were at will. Mr. Gardner's starting base salary was $175,000 per year. In addition, Mr. Gardner was granted options to purchase 400,000 shares of our common stock at a fair market price of $3.00 per share. Mr. Gardner's offer letter provided that, if Mr. Gardner's employment were to be terminated by the Company without good cause after July 1, 2000, but before the one year anniversary date of his date of hire, the Company would accelerate the vesting of Mr. Gardner's options that would have otherwise vested upon the first anniversary of Mr. Gardner's employment. In addition, the offer letter provided that if Mr. Gardner's employment were to be terminated by the Company without good cause after July 1, 2000, the Company would pay him an amount equal to twelve months compensation at his then-current salary rate, and health benefits for up to twelve months or until covered by another employer. Mr. Gardner resigned his position as Executive Vice President and Chief Operating Officer in February 2001 and served as a consultant to the Company through March 2001. In connection with his separation from the Company, Mr. Gardner will receive a total of twelve months of compensation at his salary rate as of February 2001 and health benefits for up to twelve months.

Compensation Committee Interlocks and Insider Participation

    The Compensation Committee of the Board of Directors has included Messrs. Gou, Courture, and Dr. Lam since its formation in May 2000, and Mr. Reddy was appointed to the Compensation Committee in November 2000. Mr. Courture served as Secretary of the Company during the last fiscal year, but was not an employee of the Company. No other member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the last fiscal year. Mr. Courture is the sole shareholder of Law+, which is a law firm that provides general counsel functions for United Microelectronics Corporation and which provided services to the Company in the fiscal year ended December 31, 2000.

    During the last fiscal year, Daniel Chen and Richard Forte participated in decisions regarding executive officer compensation.

    During the last fiscal year, no member of the Board of Directors or the Compensation Committee served as a director or a member of the Compensation Committee of any entity that had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation

    The information contained in the following report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

Introduction

    The Compensation Committee of the Board of Directors (the "Committee") was established on May 10, 2000 and is comprised solely of non-employee directors. In general, the Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs, both cash-based and equity-based. With respect to the compensation of the Company's Chief Executive Officer, the Compensation Committee reviews and approves the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the bases therefor and approves or modifies the compensation packages for such individuals. Base salary levels for executive officers of the Company have been generally established at or near the start of each fiscal year, and final bonuses for executive officers have been determined at the end of each fiscal year based upon such individual's performance and the performance of the Company.

    During the last fiscal year, the compensation of the Chief Executive Officer and the other executive officers was determined by a committee of the Board of Directors comprised solely of the Chief Executive Officer and the Chairman of the Board of Directors. For the current fiscal year, the Compensation Committee will review and make recommendations to the Board of Directors regarding all forms of compensation to be paid to the Company's executive officers.

Executive Compensation

    The Company's compensation program consists of two principal components: cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate, and reward executives who are expected to manage both the short-term and long-term success of the Company.

Cash-based Compensation

    The Committee believes that the annual cash compensation paid to executives should be commensurate with both the executive's and the Company's performance. For this reason, the Company's executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

    Base salaries for executive officers are established considering a number of factors, including the Company's profitability; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process.

    An executive's annual performance award generally depends on the financial performance of the Company relative to financial targets and the executive's individual performance. These targets are reviewed at least annually to meet the changing nature of the Company's business. The incentive portion is set at a higher percentage for more senior officers, with the result that such officers have a higher percentage of their potential total cash compensation at risk.

Equity-based Compensation

    The Committee administers an option program pursuant to which members of management, including the Company's executive officers, may receive annual option grants as of the time of their reviews each year from a pool of shares set aside by the Company. The purpose of the option program is to provide additional incentive to executives and other key employees of the Company to work to maximize long-term return to the Company's stockholders. The allocation of the option pool, other than the shares allocated to the Chief Executive Officer, is recommended by the Chief Executive Officer for approval by the Committee. The allocation of shares from the option pool to the Chief Executive Officer is determined by the Committee. However, during the last fiscal year, the allocation of shares to the Chief Executive Officer was recommended by the Chief Executive Officer and approved by the Board of Directors. In granting stock options to the executive officers, the Chief

Executive Officer and the Committee consider a number of objective and subjective factors, including the executive's position and responsibilities at the Company, such executive's past and anticipated individual performance, current survey data with respect to market rates for option compensation and other factors that they may deem relevant. Options generally vest over a four year period to encourage optionholders to continue in the employ of the Company. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's Common Stock increases relative to the market price at the date of grant.

    During the last fiscal year, the Board of Directors administered a restricted stock purchase plan pursuant to which certain members of management, including the Company's executive officers received stock purchase rights. The purpose of the restricted stock purchase program has been to provide additional incentive to executives and other key employees of the Company to work to maximize long-term return to the Company's stockholders. The Company does not anticipate granting additional stock purchase rights under the 2000 Restricted Stock Purchase Plan.

Chief Executive Officer Compensation

    The Company generally uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer. During 2000, Mr. Forte received a base salary of $289,192 for serving as the President and Chief Executive Officer of the Company. Mr. Forte received bonuses for 2000 of $450,000, of which $300,000 was paid in the current fiscal year. In 2000, the Company also granted Mr. Forte an option to purchase 600,000 shares of the Company's Common Stock pursuant to the Company's 1996 Stock Plan and 150,000 stock purchase rights pursuant to the Company's 2000 Restricted Stock Plan.

Tax Deductibility of Executive Compensation

    The Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Under this legislation, the Company may deduct such compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

Summary

    The Compensation Committee believes that its compensation program to date has been fair and motivating, and has been successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Compensation Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

                      THE COMPENSATION COMMITTEE
                      TERRY GOU
                      PETER J. COURTURE
                      DAVID LAM
                      SENA REDDY

COMPANY'S STOCK PERFORMANCE

    Set forth below is a line graph comparing the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq composite index (U.S. companies) and a peer group index for the period commencing on the first day the Company's Common Stock was traded on the Nasdaq Stock Market, August 18, 2000, and ending on December 31, 2000. The peer group index consists of Broadcom Corporation, Centillium Communications, Inc., GlobeSpan, Inc., Tioga Technologies, Ltd. and Virata Corporation, each of which designs integrated circuits for the broadband access market and outsources manufacturing operations. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF STOCKHOLDER RETURN

Data Points for Performance Graph

	Cumulative Total Return
	August 18, 2000(1)	December 31, 2000(2)
Integrated Telecom Express, Inc.	100.00	19.22
Nasdaq Stock Market	100.00	62.50
Peer Group	100.00	29.38

(1)
The initial measurement point for the performance graph assumes a $100.00 investment in Integrated Telecom Express, Inc.'s Common Stock, in an index consisting of the stocks that comprise the Nasdaq Stock Market, and in a peer group index on August 18, 2000 (based on prices from the close of trading on August 18, 2000). In addition, the cumulative total returns assume the reinvestment of any dividends.

(2)
The cumulative total return information is based on information from December 29, 2000, the last day of trading prior to the fiscal year end on December 31, 2000.

SECURITY OWNERSHIP

    The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 28, 2001 (except as otherwise indicated), by: (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) each of the Named Executive Officers, (iii) each of the Company's directors, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

    Applicable percentage ownership in the following table is based on 42,773,446 shares of Common Stock outstanding as of March 28, 2000.

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage
United Microelectronics Corporation(2) 3F, No. 76 Tunhwa South Road, Section 2 Taipei, Taiwan R.O.C.	12,112,500	28.32%
Fortune Venture Capital Corporation 3F, No. 76 Tunhwa South Road, Section 2 Taipei, Taiwan R.O.C.	4,000,000	9.35
Terry Gou(3) 2 Tzu Yu Street, Tu-Chen Taipei Hsien 23606, Taiwan R.O.C.	3,800,000	8.87
Hon Hai Precision Industries, Ltd.(4) 2 Tzu Yu Street, Tu-Chen Taipei Hsien 23606, Taiwan R.O.C.	3,500,000	8.18
Creative Group Limited P.O. Box 71 Craigmuir Chambers, Road Town Tortola, British Virgin Islands	3,500,000	8.18
Intel Corporation(5) 2200 Mission College Boulevard Santa Clara, CA 95052	2,142,857	5.01
Daniel Chen(6)	1,127,129	2.60
Young Way Liu(7)	1,098,334	2.53
Peter J. Couture(8)	164,167	*
John Cioffi(9)	137,500	*
David Lam(10)	100,000	*
Michael Callahan	1,500	*
Sena Reddy	0	*
Richard H. Forte(11)	671,667	1.55
Ralph Cognac(12)	209,100	*
Timothy A. Rogers(13)	210,363	*

Brian Gillings(14)	144,655	*
Robert M. Gardner(15)	186,579	*
All directors and executive officers as a group (15 persons) (16)	7,551,536	16.45

*
Less than 1%.

(1)
Beneficial ownership of shares is determined under the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Share ownership in each case also includes shares issuable upon exercise of outstanding options and warrants that are exercisable within 60 days.

(2)
Includes 4,000,000 shares registered in the name of the Fortune Venture Capital Corporation, a subsidiary of United Microelectronics Corporation, with which United Microelectronics Corporation shares voting and dispositive power, 1,112,500 shares registered in the name of Hsun Chieh Investment Co., a party related to United Microelectronics Corporation, with which United Microelectronics Corporation shares voting and dispositive power.

(3)
Includes 3,500,000 shares beneficially owned by Hon Hai Precision Instruments, Ltd. Mr. Gou is Chairman and a major stockholder of Hon Hai Precision Instruments, Ltd. Mr. Gou disclaims beneficial ownership of these shares except to the extent of his proportionate ownership interest of Hon Hai Precision Instruments, Ltd. This also includes 50,000 shares issuable pursuant to options which are exercisable within 60 days of March 28, 2001, of which 12,500 would be subject to a right of repurchase.

(4)
Represents 3,500,000 shares registered in the name of Creative Group Limited, a subsidiary of Hon Hai Precision Industries Ltd., with which Hon Hai Precision Industries Ltd. shares voting and dispositive power.

(5)
Includes 714,286 shares issuable pursuant to a warrant that is exercisable within 60 days of March 28, 2001.

(6)
Includes 525,833 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001. This also includes 100,000 shares issuable pursuant to restricted stock purchase rights exercisable within 60 days of March 28, 2001, all of which are currently subject to a right of repurchase.

(7)
Includes 523,334 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001. This also includes 75,000 shares issuable pursuant to restricted stock purchase rights exercisable within 60 days of March 28, 2001, all of which are currently subject to a right of repurchase.

(8)
Includes 52,917 shares currently subject to a right of repurchase. This also includes 14,167 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001.

(9)
Includes 73,750 shares currently subject to a right of repurchase and 37,500 shares held in the Cioffi Family Trust.

(10)
Includes 100,000 shares issuable pursuant to options which are exercisable within 60 days of March 28, 2001, of which 59,167 are currently subject to a right of repurchase.

(11)
Includes 59,167 shares currently subject to a right of repurchase. This also includes 421,667 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001. This also includes 150,000 shares issuable pursuant to restricted stock purchase rights exercisable within

  60 days of March 28, 2001, all of which are currently subject to a right of repurchase. The Company and Mr. Forte are currently finalizing the terms of a consulting agreement and separation arrangement which the Company expects may provide certain rights relating to the vesting of Mr. Fortes' options.

(12)
Includes 128,958 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001. This also includes 75,000 shares issuable pursuant to restricted stock purchase rights exercisable within 60 days of March 28, 2001, all of which are currently subject to a right of repurchase.

(13)
Includes 180,833 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001. This also includes 25,000 shares issuable pursuant to restricted stock purchase rights exercisable within 60 days of March 28, 2001, all of which are currently subject to a right of repurchase.

(14)
Includes 113,125 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001. This also includes 25,000 shares issuable pursuant to restricted stock purchase rights exercisable within 60 days of March 28, 2001, all of which are currently subject to a right of repurchase.

(15)
Includes 140,937 shares issuable pursuant to options that are exercisable within 60 days of March 28, 2001. This also includes 40,000 shares issuable pursuant to restricted stock purchase rights exercisable within 60 days of March 28, 2001, all of which are currently subject to a right of repurchase.

(16)
Includes 3,500,000 shares beneficially owned by Hon Hai Precision Instruments, Ltd. Terry Gou, one of our directors, is Chairman and a major stockholder of Hon Hai Precision Instruments, Ltd. Mr. Gou disclaims beneficial ownership of these shares except to the extent of his proportionate ownership interest of Hon Hai Precision Instruments, Ltd. This also includes 2,679,536 shares issuable pursuant to options which are exercisable within 60 days of March 28, 2001, of which 71,667 are currently subject to a right of repurchase. This also includes 440,000 shares issuable pursuant to restricted stock purchase rights exercisable within 60 days of March 28, 2001, all of which are currently subject to a right of repurchase. This also includes 126,667 shares currently subject to a right of repurchase.

Audit Committee Report

    The information contained in the following report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

    The Audit Committee of the Board of Directors has:

  •
  reviewed and discussed the Company's audited financial statements for fiscal 2000 with the Company's management;

  •
  discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standard 61, or SAS 61; and

  •
  reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independent Standards Board No. 1 and has discussed with PricewaterhouseCoopers LLP its independence.

    Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2000 Annual Report on Form 10-K.

                      THE AUDIT COMMITTEE
                      JOHN CIOFFI
                      DAVID LAM
                      MICHAEL CALLAHAN

CERTAIN TRANSACTIONS

    The following is a description of transactions since the beginning of the last fiscal year, to which the Company has been a party in which any director, executive officer or beneficial owner of more than 5 percent of our Common Stock had or will have a direct or indirect material interest other than compensation arrangements that are described elsewhere in this Proxy Statement.

  Loans to Executive Officers and Directors

    On August 2, 1999, the Company loaned $461,910 at an interest rate of 7.75% per annum to Richard H. Forte for a term of ninety (90) days, secured by a pledge of collateral. On January 7, 2000, at the request of Mr. Forte, the Board of Directors approved to extend the loan from October 31, 1999 to June 1, 2000, with an adjustment of the interest rate from 7.75% to 8.25% for the period from January 27, 2000 to June 1, 2000. On June 1, 2000, Mr. Forte repaid the loan.

  Loans to Exercise Options

    On May 10, 2000, the Company loaned $262,000 at an interest rate set at the Bank of America prime rate plus 2% per annum to Peter Courture for a term of four years. This loan is with full recourse and is also secured by 80,000 shares of our common stock. On July 18, 2000, the Board of Directors approved an adjustment of the interest rate from a rate set at the Bank of America prime rate plus 2% per annum to an interest rate of three-month LIBOR plus 2%, which shall be adjusted as published by the Wall Street Journal on January 1, April 1, July 1 and October 1 each year.

    On May 10, 2000, the Board of Directors authorized a loan to Mr. Forte secured by shares of our common stock. On June 22, 2000, we loaned $240,000 at an interest rate set at the Bank of America prime rate plus 2% per annum to Richard Forte for a term of four years. This loan is with full recourse and is also secured by 80,000 shares of our common stock. On July 18, 2000, the Board of Directors approved the adjustment of the interest rate from a rate set at the Bank of America prime rate plus 2% per annum to an interest rate of three-month LIBOR plus 2%, which shall be adjusted as published by the Wall Street Journal on January 1, April 1, July 1 and October 1 each year.

  Loans to Purchase Restricted Stock

    On June 26, 2000, the Board of Directors authorized loans to each key officer and management team member secured by shares granted under the 2000 Restricted Stock Plan pursuant to an interest bearing full-recourse secured promissory note payable to the Company, with the share certificates held by the Company. On July 18, 2000, the Board of Directors approved such promissory notes at an interest rate of three-month LIBOR plus 2%, which shall be adjusted as published by the Wall Street Journal on January 1, April 1, July 1 and October 1 each year, to certain directors and executive officers as follows:

Name	Number of Restricted Common Shares	Price Per Share	Amount of Promissory Note
Richard H. Forte	150,000	$4.00	$600,000
Robert M. Gardner	40,000	4.00	160,000
Ralph Cognac	75,000	4.00	300,000
Brian Gillings	25,000	4.00	100,000
Max (Ming Kang) Liu	30,000	4.00	120,000
Jow H. Peng	40,000	4.00	160,000
Timothy A. Rogers	25,000	4.00	100,000
Daniel (Wen Chi) Chen	100,000	4.00	400,000
Young Way Liu	75,000	4.00	300,000
Ying Shiau	50,000	5.00	250,000

    None of the executive officers has entered into a loan arrangement with us for purchases of the restricted stock grants described above.

  Relationship with United Microelectronics Corporation

    The Company purchases the silicon wafers for its products from United Microelectronics Corporation. For the fiscal year ended December 31, 2000, total purchases by the Company from United Microelectronics Corporation amounted to $16,003,130. At December 31, 2000, the Company owed a net balance of $2,849,050 to United Microelectronics Corporation.

    In March 2000, the Company executed a term sheet regarding cooperation on technology enhancements with United Microelectronics Corporation.

    The Company has also executed a term sheet with United Microelectronics Corporation that states that it guarantees us minimum production capacity through 2003 provided that the Company uses United Microelectronics Corporation to manufacture substantially all of its integrated circuits. According to the terms of the agreement, United Microelectronics Corporation will offer the Company rights of first refusal to purchase a minimum quantity of eight inch silicon wafers at competitive prices. In return, the Company will, on a quarterly basis during the period from January 1, 2001 to December 31, 2003, offer to United Microelectronics Corporation purchase orders equal to or in excess of 75% of the Company's total foundry requirements for the relevant periods. Subject to the Company's actual requirements, United Microelectronics Corporation will offer the Company rights of first refusal on twenty thousand silicon wafers in 2001, thirty-five thousand silicon wafers in 2002 and fifty thousand silicon wafers in 2003.

    This agreement was subsequently amended in March 2000. The Company agreed to commit 80% of its silicon wafer capacity requirements with United Microelectronics Corporation in exchange for a guarantee of delivery over the next four years.

    In June 2000, the Company entered into an agreement with United Microelectronics Corporation through which United Microelectronics Corporation extended certain licenses granted by Texas Instruments to United Microelectronics Corporation in exchange for royalties equal to one percent of net sales billed for our products, patent cross licenses and other obligations. This agreement grants the Company non-exclusive access, for the limited purposes of using, selling, leasing, importing, offering for sale or otherwise disposing of its products, to substantially the entire patent portfolio of Texas Instruments on favorable terms. If United Microelectronics Corporation ceases to be the Company's largest stockholder, the Company would lose rights under this agreement and consequently the Company would lose a competitive advantage in the manufacture of its products.

  Related Party Transactions and Discontinued Operations

    In June 1998, the Company sold certain assets, mainly trademarks, licensing agreements and service contracts to Integrated Technology Express (Taiwan), Inc. and its U.S. subsidiary Integrated Technology Express, Inc. for $1,911,000 in cash and $1,931,000 in a note receivable. The note is due in five equal, annual installments beginning July 1, 1998 and bearing interest at 6% per annum. At December 31, 2000, the current and long-term portions of the note receivable amounted to $384,976 and $408,025, respectively. Interest income for the fiscal year ended December 31, 2000 was $93,160 of which $23,790 was accrued at December 31, 2000.

    During the fiscal year ended December 31, 2000, the United Microelectronics Corporation, a principal stockholder of the Company, and Daniel Chen, the Company's Chairman of the Board of Directors and Interim Chief Executive Officer, beneficially owned approximately 25 percent and 3.5 percent of Integrated Technology Express, Inc., respectively. In addition, Mr. Chen is the Chairman of the Board of Directors of Integrated Technology Express, Inc. and received a salary of $78,375 for his services as an employee of Integrated Technology Express, Inc. during the fiscal year ended December 31, 2000. As of January 1, 2001, Daniel Chen will no longer receive compensation for services as an employee of Integrated Technology Express, Inc.

  Shared Facilities, Purchase of Products and Services

    In March 1998, we entered into a reimbursement agreement with Integrated Technology Express, Inc. to share facilities and services of administrative staff and resources. Under the agreement, the parties allocate the costs of the shared portion of their respective operations. The agreement has no expiration date. During the fiscal year ended December 31, 2000, the total amounts that the Company billed to and was reimbursed by Integrated Technology Express, Inc. were $383,154 and $513,540, respectively. The Company also purchases certain finished products from Integrated Technology Express, Inc., which amounted to $4,124,019 for the fiscal year ended December 31, 2000. At December 31, 2000, the net balance due to the Company from Integrated Technology Express, Inc. was $38,004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2000, all officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements, except Steve C. H. Lin, Terry Gou, and United Microelectronics Corporation. Mr. Lin was appointed as an officer on October 25, 2000, and, due to an oversight, filed Form 3 after the required filing date. Mr. Gou and United Microelectronics Corporation each filed Form 5 after the required filing date because they inadvertently underreported their respective beneficial ownership on Form 3.

OTHER MATTERS

    The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      PETER J. COURTURE
                      Secretary

Dated: April 25, 2001

APPENDIX A

INTEGRATED TELECOM EXPRESS, INC.
a Delaware corporation

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

PURPOSES

    The purpose of the Audit Committee of the Board of Directors of Integrated Telecom Express, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

    In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP

    The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

  1.
  Will be an independent director as the term is used by the National Association of Securities Dealers, Inc. (the "NASD") Rule 4200 (a)(15);

  2.
  Will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

  3.
  At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

RESPONSIBILITIES

    The responsibilities of the Audit Committee shall include:

  1.
  Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

  2.
  Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

  3.
  Reviewing the independent auditors' proposed audit scope, approach and independence;

  4.
  Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  5.
  Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

  6.
  Recommending the appointment of independent auditors to the Board of Directors;

A-1

  7.
  Reviewing fee arrangements with the independent auditors;

  8.
  Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

  9.
  Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  10.
  Overseeing compliance with rule 10-01(d) of Regulation S-X and Item 310(b) of Regulation S-B to assure that the Company's interim financial statements have been reviewed by an independent public accountant prior to the Company's filing its Form 10-Q or 10QSB.

  11.
  Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

  12.
  Overseeing of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

  13.
  Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  14.
  Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

  15.
  If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

  16.
  Reviewing related party transactions for potential conflicts of interest;

  17.
  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

  18.
  Performing other oversight functions as requested by the full Board of Directors.

    In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

MEETINGS

    The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

    The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

MINUTES

    The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

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APPENDIX B

DESCRIPTION OF THE INTEGRATED TELECOM EXPRESS, INC.

2001 DIRECTOR OPTION PLAN

    General.  The purpose of the 2001 Director Option Plan (the "Director Plan") is to attract and retain the best available non-employee personnel for service as directors ("Outside Directors"), to provide additional incentive to the Outside Directors, and to encourage their continued service on the Board. Options granted under the Director Plan are nonstatutory stock options.

    Administration.  The Director Plan will be administered by the Board, although grants made under the Director Plan are automatic and non-discretionary.

    Eligibility.  Options will be granted under the Director Plan only to Outside Directors.

    Terms and Conditions of Options.  Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

      (a) Option Grants. All grants of options to Outside Directors are automatic and nondiscretionary. Each Outside Director shall be automatically granted an Option to purchase forty thousand (40,000) shares of the Common Stock of the Company (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that current Outside Directors, and employee directors who cease to be employees of the Company but who remain as Directors, shall not receive a First Option. In addition, each Outside Director is granted a subsequent option to purchase 10,000 shares of the Common Stock of the Company (the "Subsequent Option") on May 31st of each year, provided that on such date the Outside Director is then a non-employee director of the Company, except that each Outside Director appointed after the effective date of the Director Plan shall not be granted a Subsequent Option until the First Option has vested in its entirety.

      (b) Exercise Price. The exercise price per share is 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Company's Common Stock (or the closing bid, if no sales were reported) on the last market trading day prior to the date the option is granted.

      (c) Exercise of Option; Form of Consideration. The First Option becomes exercisable as to 34% of the shares subject to the First Option on the first anniversary of its date of grant and as to 33% of the shares subject to the First Option on each of the next two anniversaries of its date of grant, provided the Outside Director continues to serve as an non-employee director on such dates. The Subsequent Option becomes exercisable as to 100% of the shares subject to the Subsequent Option on the anniversary of its date of grant, provided the Outside Director continues to serve as an non-employee director on such date. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Director Plan permits payment to be made by cash, check, other shares of Common Stock of the Company (with some restrictions), cashless exercise, promissory note, any combination thereof.

      (d) Term of Option. The term of each option will be 10 years from the date of grant. No option may be exercised after the expiration of its term.

      (e) Termination of Director Status. If an optionee's status as a director terminates for any reason other than death or disability, then the optionee may exercise the option, but only within 30 days following the date of such termination, and only to the extent that the optionee was entitled to exercise the option on the date of such termination. The Director Plan provides for up to six months for the option to be exercised after the optionee's death or disability. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his or her option within the time period specified above.

       (f) Nontransferability of Options. Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

      (g) Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Director Plan, the number and class of shares of stock subject to any option outstanding under the Director Plan, and the exercise price of any such outstanding option.

      (h) Effect of Dissolution or Liquidation. In the event of a liquidation or dissolution, any unexercised options will terminate.

       (i) Effect of a Change in Control. In the event of a "Change in Control" of the Company (as defined in the Director Plan), or the sale of substantially all of the assets of the Company, outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable pursuant to the Director Plan for so long as the optionee serves as a director of the Company or the Successor Corporation. Following such assumption or substitution, if the optionee's status as a director of the Company or the Successor Corporation, as applicable, is terminated, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable if the following conditions are met: (i) the optionee has offered in writing and is willing to continue to serve as a director of the Company or the Successor Corporation for the duration of the vesting period of the option; (ii) the optionee involved is not then in default of any material obligations to the Company (as to which the Company has provided written notice of default and which default the optionee has failed to cure within a reasonable time after such notice); and (iii) the Company (or the Successor Corporation), or the stockholders or directors thereof, do not offer the optionee a reasonable opportunity to continue in such capacity following the Change of Control or sale of assets so as to fully vest in all Options granted to such Optionee. Thereafter, the option(s) shall remain exercisable in accordance with the Director Plan.

  If the Successor Corporation does not assume an outstanding option or substitute for it an equivalent option, the option shall become fully vested and exercisable, including as to shares for which it would not otherwise be exercisable. In such event, the Board shall notify the optionee that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the option shall terminate.

    Amendment and Termination of the Director Plan.  The Board may amend, alter, suspend or discontinue the Director Plan, or any part thereof, at any time and for any reason. No such action by the Board may alter or impair the rights of any optionee under any option previously granted under the Director Plan without the consent of the optionee. The Company shall obtain stockholder approval for any amendment to the Director Plan to the extent necessary and desirable to comply with applicable law, regulation or stock exchange rule. Unless terminated earlier, the Director Plan shall terminate in ten years.

FEDERAL INCOME TAX CONSEQUENCES

    Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income that is generally measured by the excess of the then fair market value of the shares over the exercise price. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

    The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the Director Plan. It does not purport to be complete, and does not discuss the tax consequences of the consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the consultant may reside.

APPENDIX C

DESCRIPTION OF THE INTEGRATED TELECOM EXPRESS, INC.
2000 STOCK PLAN (INCLUDING PROPOSED AMENDMENT)

    The Company's 2000 Stock Plan (the "2000 Plan") was adopted by the Board of Directors in May 2000 and approved by the stockholders in August 2000. Including the 1,600,000 shares reserved for issuance in April 2001, a total of 5,808,345 shares of Common Stock currently are reserved for issuance under the 2000 Plan (pending stockholder approval of a 1,600,000 share increase). In addition, the number of shares reserved for issuance under the 2000 Plan will receive an annual increase on the first day of the Company's fiscal year, equal to the lesser of (i) 2,500,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board.

    General.  The purposes of the 2000 Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 2000 Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

    Administration.  The 2000 Plan may generally be administered by the Board of Directors or one or more Committees appointed by the Board of Directors (as applicable, the "Administrator").

    Eligibility; Limitations.  Nonstatutory stock options and stock purchase rights may be granted under the 2000 Plan to employees, directors and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, the number of shares subject to each such grant and the terms and conditions of any options or stock purchase rights, not inconsistent with the terms of the 2000 Plan.

    The 2000 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 500,000 shares of Common Stock.

    Terms and Conditions of Options.  Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a)  Exercise Price.  The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a greater than 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. Notwithstanding the foregoing, options may be granted under the 2000 Plan with a per share exercise price less than 100% of the fair market value of the Common Stock on the date of grant pursuant to a merger or other corporate transaction.

    (b)  Exercise of Option; Form of Consideration.  The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 2000 Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2000 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c)  Term of Option.  The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a greater than 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d)  Termination of Employment.  If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for 3 months following the optionee's termination. Notwithstanding the foregoing, the Administrator may modify or amend each option to extend the post-termination exercisability period.

    (e)  Death or Disability.  If an optionee's employment or consulting relationship terminates as a result of disability, the optionee may exercise his or her option within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's termination. If an optionee's employment or consulting relationship terminates as a result of death while the optionee is an employee or consultant, the option may be exercised by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the notice of grant) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's death.

    (f)  Nontransferability of Options and Stock Purchase Rights.  Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (g)  Other Provisions.  The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

    Stock Purchase Rights.  In the case of stock purchase rights, unless the Administrator determines otherwise, the standard form of restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.  In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend,

combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2000 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2000 Plan, and the exercise price of any such outstanding option or stock purchase right.

    In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

    In connection with any merger involving the Company or sale of substantially all of the assets of the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

    Amendment and Termination of the Plan.  The Board of Directors may amend, alter, suspend or terminate the 2000 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 2000 Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board of Directors or stockholders may alter or impair any option or stock purchase right previously granted under the 2000 Plan unless mutually agreed otherwise between the optionee and the Administrator. Unless terminated earlier, the 2000 Plan shall terminate 10 years from the date of its approval by the stockholders or the Board of Directors of the Company, whichever is earlier.

  Federal Income Tax Consequences

    Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or greater than 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

    Stock Purchase Rights.  Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

    The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or greater than 10% stockholder of the Company.

    The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 2000 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

APPENDIX D

INTEGRATED TELECOM EXPRESS, INC.
2001 DIRECTOR OPTION PLAN

    1.  Purposes of the Plan.  The purposes of this 2001 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

    All options granted hereunder shall be nonstatutory stock options.

    2.  Definitions.  As used herein, the following definitions shall apply:

      (a)  "Board"  means the Board of Directors of the Company.

      (b)  "Change of Control"  shall mean any merger, acquisition, combination, restructuring and/or reorganization of the Company (other than an offering of Shares on the open market) in which the stockholders of record of the Company (as a group) immediately prior to the close of such transaction do not, as of the close of such transaction, hold more than 50% of the then outstanding Shares of the Company (and/or the corporate entity resulting from such transaction).

      (c)  "Code"  means the Internal Revenue Code of 1986, as amended.

      (d)  "Common Stock"  means the common stock of the Company.

      (e)  "Company"  means Integrated Telecom Express, Inc., a Delaware corporation.

      (f)  "Director"  means a member of the Board.

      (g)  "Disability"  means total and permanent disability as defined in section 22(e)(3) of the Code.

      (h)  "Employee"  means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

      (i)  "Exchange Act"  means the Securities Exchange Act of 1934, as amended.

      (j)  "Fair Market Value"  means, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Board deems reliable;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

      (k)  "Inside Director"  means a Director who is an Employee.

      (l)  "Option"  means a stock option granted pursuant to the Plan.

      (m)  "Optioned Stock"  means the Common Stock subject to an Option.

      (n)  "Optionee"  means a Director who holds an Option.

      (o)  "Outside Director"  means a Director who is not an Employee.

      (p)  "Parent"  means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (q)  "Plan"  means this 2001 Director Option Plan.

      (r)  "Share"  means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

      (s)  "Subsidiary"  means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is five hundred thousand (500,000) Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

    4.  Administration and Grants of Options under the Plan.

      (a)  Procedure for Grants.  All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

         (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

        (ii) Each Outside Director shall be automatically granted an Option to purchase forty thousand (40,000) Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that current Outside Directors, and Inside Directors who cease to be Inside Directors but who remain as Directors, shall not receive a First Option.

        (iii) Each Outside Director shall be granted an Option to purchase ten thousand (10,000) Shares (a "Subsequent Option") on May 31st of each year, provided that on such date, he or she is then an Outside Director, except that each Outside Director appointed after the date that this 2001 Director Option Plan is approved by the stockholders of the Company, shall not be granted a Subsequent Option until the First Option has vested in its entirety.

        (iv) The terms of a First Option granted hereunder shall be as follows:

          (A) the term of the First Option shall be ten (10) years.

          (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

          (C) the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the First Option.

          (D) subject to Section 10 hereof, the First Option shall become exercisable as to thirty-four (34%) of the Shares subject to the First Option on the first anniversary of its date of grant, and as to thirty-three (33%) of the Shares subject to the First Option on each of the next two anniversaries of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

        (v) The terms of a Subsequent Option granted hereunder shall be as follows:

          (A) the term of the Subsequent Option shall be ten (10) years.

          (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

          (C) the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Subsequent Option.

          (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

        (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

    5.  Eligibility.  Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

    The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

    6.  Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

    7.  Form of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other Shares, provided Shares acquired from the Company, (x) have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

    8.  Exercise of Option.

      (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b)  Termination of Continuous Status as a Director.  Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within thirty (30) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of such termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c)  Disability of Optionee.  In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d)  Death of Optionee.  In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of death, the Shares covered by the unvested portion of the Option shall revert to the Plan. To the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    9.  Non-Transferability of Options.  The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    10.  Adjustments Upon Changes in Capitalization, Dissolution, Change of Control or Asset Sale.

      (a)  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

      (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

      (c)  Change of Control or Asset Sale.  In the event of a Change of Control or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated, the Option(s) shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable if the following conditions are met: (i) the Optionee has offered in writing and is willing to continue to serve as a Director or a director of the Successor Corporation for the duration of the vesting period described in Section 4 hereof; (ii) the Optionee involved is not then in default of any material obligations to the Company (as to which the Company has provided written notice of default and which default the Optionee has failed to cure within a reasonable time after such notice); and (iii) the Company (or the Successor Corporation), or the stockholders or directors thereof, do not offer the Optionee a reasonable opportunity to continue in such capacity following the Change of Control or sale of assets so as to fully vest in all Options granted to such Optionee. Thereafter, the Option(s) shall remain exercisable in accordance with Sections 8(b) through (d) above.

    If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

    For the purposes of this Section 10(c), an Option shall be considered assumed if, following the Change of Control or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the Change of Control or sale of assets, the consideration (whether stock, cash, or other securities or property) received in connection with the

Change of Control or sale of assets, by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in connection with the Change of Control or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the connection with the Change of Control or sale of assets.

    11.  Amendment and Termination of the Plan.

      (a)  Amendment and Termination.  The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b)  Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

    12.  Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

    13.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    14.  Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    15.  Option Agreement.  Options shall be evidenced by written option agreements in such form as the Board shall approve.

    16.  Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

APPENDIX E

INTEGRATED TELECOM EXPRESS, INC.
2000 STOCK PLAN

(ADOPTED MAY 10, 2000)
(AMENDED MAY  , 2001)

    1.  Purposes of the Plan. The purposes of this 2000 Stock Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide additional incentive to Employees, Directors and Consultants, and

  •
  to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions. As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

      (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Code" means the Internal Revenue Code of 1986, as amended.

      (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

      (f)  "Common Stock" means the common stock of the Company.

      (g) "Company" means Integrated Telecom Express, Inc., a Delaware corporation.

      (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

      (i)  "Director" means a member of the Board.

      (j)  "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

      (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

        (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

      (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (r) "Option" means a stock option granted pursuant to the Plan.

      (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      (t)  "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

      (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

      (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

      (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (x) "Plan" means this Integrated Telecom Express, Inc. 2000 Stock Plan.

      (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

      (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

      (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (bb) "Section 16(b) "means Section 16(b) of the Exchange Act.

      (cc) "Service Provider" means an Employee, Director or Consultant.

      (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

      (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

      (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 5,808,345 Shares plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002, equal to the lesser of (i) 2,500,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.

      (a) Procedure.

        (i)  Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

        (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

      (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

        (i)  to determine the Fair Market Value;

        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

        (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

        (iv) to approve forms of agreement for use under the Plan;

        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

        (vii) to institute an Option Exchange Program;

        (viii)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

        (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

        (xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

      (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.  Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.  Limitations.

      (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

      (c) The following limitations shall apply to grants of Options:

        (i)  No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

        (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

        (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.  Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  Option Exercise Price and Consideration.

      (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

        (i)  In the case of an Incentive Stock Option:

          (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

      (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

      (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

        (i)  cash;

        (ii) check;

        (iii) promissory note;

        (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

        (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

        (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

        (vii) any combination of the foregoing methods of payment; or

        (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10. Exercise of Option.

      (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11. Stock Purchase Rights.

      (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

      (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

      (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

      (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

    13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15. Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

      (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    16. Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

DETACH HERE

PROXY

INTEGRATED TELECOM EXPRESS, INC

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Peter J. Courture and Timothy A. Rogers, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock of Integrated Telecom Express, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the principal executive offices at 400 Race Street, San Jose, California, on May 18, 2001, at 9:00 a.m., local time, or any adjournment or postponement thereof.

The Proxies are being directed to vote as specified on the reverse or, if no specification is made, FOR the election of directors nominated by management, FOR the 2001 Director Option Plan, FOR the amendment to the 2000 Stock Plan, FOR the appointment of PricewaterhouseCoopers LLP as independent accountants, and in accordance with their discretion on such other matters that may properly come before the meeting. The directors recommend a FOR vote on each item.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

/x/	Please mark votes as in this example.
1.	Election of Directors.
Nominees: (01) John Cioffi, (02) David Lam, and (03) Sena Reddy
FOR ALL NOMINEES	/ /	/ /	WITHHELD FROM ALL NOMINEES
/ /		MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	/ /
For all nominees except as noted above
		FOR	AGAINST	ABSTAIN
2.	Proposal to adopt the 2001 Director Option Plan, under which 500,000 shares will be reserved for issuance.	/ /	/ /	/ /
3.	Proposal to amend the 2000 Stock Plan to increase the shares reserved for issuance thereunder by 1,600,000 shares.	/ /	/ /	/ /
4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2001.	/ /	/ /	/ /
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /

Signature(s) must be exactly as name(s) appear on this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this Proxy.

Signature:                                                   Date:                     Signature:                                                   Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held May 18, 2001
DIRECTIONS TO INTEGRATED TELECOM EXPRESS, INC.'S PRINCIPAL EXECUTIVE OFFICES
PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1—ELECTION OF DIRECTORS
Option Grants to Non-Employee Directors During Fiscal Year Ended December 31, 2000
PROPOSAL 2—APPROVAL OF 2001 DIRECTOR OPTION PLAN
New Plan Benefits(1)
PROPOSAL 3—AMENDMENT TO THE 2000 STOCK PLAN
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Fiscal Year End Option Exercises and Values
COMPANY'S STOCK PERFORMANCE
COMPARISON OF STOCKHOLDER RETURN
SECURITY OWNERSHIP
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
APPENDIX A INTEGRATED TELECOM EXPRESS, INC. a Delaware corporation CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B DESCRIPTION OF THE INTEGRATED TELECOM EXPRESS, INC. 2001 DIRECTOR OPTION PLAN
APPENDIX C DESCRIPTION OF THE INTEGRATED TELECOM EXPRESS, INC. 2000 STOCK PLAN (INCLUDING PROPOSED AMENDMENT)
APPENDIX D INTEGRATED TELECOM EXPRESS, INC. 2001 DIRECTOR OPTION PLAN
APPENDIX E INTEGRATED TELECOM EXPRESS, INC. 2000 STOCK PLAN